SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

                Date of Report - September 25, 2002

                        TOWER BANCORP, INC.
                        -------------------
        (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573	               25-1445946
--------------            ----------------           --------------
(State or other           (Commission File           (IRS Employer
jurisdiction of                Number)               Identification
incorporation)                                          Number)

Center Square, Greencastle, Pennsylvania                 17225
----------------------------------------             --------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (717) 597-2137
                                                     --------------



                                 N/A
-------------------------------------------------------------------
  (Former name or former address, if changed since last report)




                     Page 1 of 5 Numbered Pages
                  Index to Exhibits Found on Page 4

Item 1.	Changes in Control of Registrant.
        ---------------------------------
	Not Applicable.

Item 2.	Acquisition or Disposition of Assets.
        -------------------------------------
	Not Applicable.

Item 3.	Bankruptcy or Receivership.
        ---------------------------
	Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant.
        ----------------------------------------------
	Not Applicable.

Item 5.	Other Events.
        -------------
        On September 25, 2002, Tower Bancorp, Inc. issued a news release announcing the appointment of a new member of the Board of Directors. The news release is attached as Exhibit 99 to this report and is incorporated herein by reference.

Item 6.	Resignations of Registrant's Directors.
        ---------------------------------------
	Not Applicable.

Item 7.	Financial Statements and Exhibits.
        ----------------------------------
        (a)  Not Applicable.

        (b)  Not Applicable.

        (c)  Exhibit:

             99   News Release, dated September 25, 2002, of Tower
                     Bancorp, Inc.

Item 8.	Change in Fiscal Year.
        ----------------------
	Not Applicable.

Item 9.	Regulation FD Disclosure.
        -------------------------
	Not Applicable.


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               Index to Exhibits Found on Page 4


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TOWER BANCORP, INC.
                                (Registrant)


Dated:  September 25, 2002      /s/ Franklin T. Klink, III
                                --------------------------------------
                                Franklin T. Klink, III
                                Chief Financial Officer





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               Index to Exhibits Found on Page 4



                           EXHIBIT INDEX


                                                        Page Number
                                                        In Manually
Exhibit                                               Signed Original

  99         News Release, dated September 25, 2002,
                of Tower Bancorp, Inc.                       5







                   Page 4 of 5 Numbered Pages
                Index to Exhibits Found on Page 4


                            Exhibit 99

                                                   FOR IMMEDIATE RELEASE
                                                   FOR FURTHER INFORMATION:
                                                   Julie Tarquino
                                                   Marketing Manager
                                                   (717) 597-2137


          FREDERIC M. FREDERICK JOINS BOARD OF DIRECTORS AT
              THE FIRST NATIONAL BANK OF GREENCASTLE


GREENCASTLE, PA September 25, 2002 - The Board of Directors of Tower Bancorp, Inc. and The First National Bank of Greencastle recently announced that Frederic M. Frederick has accepted an invitation to join the Board of Directors. Mr. Frederick will adhere to the Bank's Mission Statement and contribute to the Bank's strategic plan to achieve significant growth, development, and profitability to its shareholders.

        Jeff B. Shank, President and CEO stated, "Fred will make an excellent addition to our Board of Directors and we are pleased that he has accepted this position. We are confident that he will represent the interests of the shareholders of Tower Bancorp, Inc. and the customers of The First National Bank of Greencastle. His commitment and dedication to our financial institution will be instrumental to our success."

        Frederick is President of Frederick, Seibert and Associates, Inc., a civil engineering, surveying and landscape architecture business with offices in Greencastle and Hagerstown. He holds a Bachelor's degree in Civil Engineering, and an Associates degree in Surveying Technology, both from Penn State University.

        Long active in community affairs, Frederick has served on the Board of Associates of The First National Bank of Greencastle, The Antrim Township Park Committee and the Board of Directors of the John L. Grove Medical Center, the Greencastle- Antrim Area Development Corporation, and the American Society for Civil Engineers. He is also a member of Otterbein United Brethren Church, the Maryland Society for Professional Engineers and is involved with the Greencastle-Antrim Soccer Association. He was also Past-President of the Greencastle Lions Club. Frederick and his wife Susan, a teacher at the Greencastle-Antrim Middle School, and their three sons live in the Greencastle area.

        The First National Bank of Greencastle is the sole subsidiary of Tower Bancorp, Inc. (TOBC) with assets of over $250 million and has eight office locations. It is also the oldest, locally owned bank in Franklin County.